                                 *** AGREEMENT

This agreement is entered into as of 11/13/98, by Mallinckrodt Inc., a Delaware corporation, having offices at 675 McDonnell Boulevard, St. Louis, MO 63134 ("Mallinckrodt") and Molecular Biosystems, Inc., a Delaware corporation, having offices at 10030 Barnes Canyon Road, San Diego, CA 92121 ("MBI").

WHEREAS, *** wishes to encourage *** to *** to *** ultrasound imaging agents; and

WHEREAS, *** is willing, on the terms and conditions set forth herein, to *** in addition to *** had initially planned to ***;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Subject to Section 3 hereof, *** agrees by May 31, 1998, to *** numbering in total at least ***, including *** and ***, whose *** will be devoted to *** in the United States the products included in the definition of *** in the amended and restated distribution agreement between the parties hereto dated September 7, 1995 as amended by Amendment No. 1 dated November 4, 1996 (hereinafter collectively referred to as the "Distribution Agreement").

2. *** shall *** to *** a *** (hereinafter referred to as the ***) of up to maximum of *** in the following manner:

     a. A sum equal to *** of worldwide *** of all *** Products as those terms are defined in the Distribution Agreement beginning on *** and continuing until the cumulative *** have reached ***; and

     b. A sum equal to *** of worldwide *** of all *** Products for *** in excess of *** continuing until a total of *** has been *** under this Section 2; and

     c. As an incentive an amount equal to an additional *** of worldwide *** in each quarter of all *** Products *** that are in excess of the *** set forth on Schedule A attached hereto.

3. At any time after June 30, 1999, *** can elect to decline to comply with its obligations as set forth in Section 1 hereof provided that *** gives *** thirty (30) days advanced written notice of its intent to do so. Upon receipt of such notice, *** provided that *** gives *** prior written notice of its intent to do so.


*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

4. The Initial *** Date shall be the earlier of a) the date on which *** pursuant to Section 2 hereof, or b) the date on which *** as provided in
Section 3 hereof.

5. Commencing in the first calendar quarter in which the Initial *** Date falls, *** made hereunder *** by paying *** of the *** made hereunder payable in the following manner:

     a. *** shall *** quarterly a sum equal to an additional *** of the worldwide *** of all *** Products made in that quarter over and above the amounts otherwise due *** for *** Products until the full *** of the *** provided in this paragraph five has been made.

6. The payments due by *** and *** hereunder shall be made no later than forty-five (45) days after the end of each calendar quarter (except the fourth quarter). *** shall estimate its *** for the quarter as accurately as reasonably possible and the paying party shall make an estimated payment on the basis of the estimated *** for the quarter. No later than sixty (60) days after the end of each calendar year, *** shall report its actual *** for the year to *** and the paying party shall calculate the actual payment for the year that is payable. The paying party shall pay the amount by which the actual payment for the year exceeds the aggregate amount of the estimated payment for the first three quarters, or if the paying party has overpaid, it shall receive an appropriate credit against future amounts due ***.

7. Once the *** provided in paragraph five above have been fully ***, this Agreement shall terminate.

8. All terms used herein which are defined in the Distribution Agreement shall have the same meaning in this Agreement. Payment of the *** hereunder shall be deemed to be satisfaction of *** obligation to dedicate up to *** as *** under ***.

IN WITNESS WHEREOF, the parties hereto have executed this *** Agreement effective as of the date first set forth above.


MOLECULAR BIOSYSTEMS, INC.                   MALLINCKRODT, INC.

By:  /s/ Bobba Venkatadri                    By:  /s/ James C. Carlile
   --------------------------                   --------------------------


                                      -2-

*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

                                 *** AGREEMENT

                                      SCHEDULE A


                                                            ***
          January - March 1998                         ***
          April - June 1998                            ***
          July - September 1998                        ***
          October - December 1998                      ***
          January - March 1999                         ***
          April - June 1999                            ***
          July - September 1999                        ***
          October - December 1999                      ***
          January - March 2000                         ***
          April - June 2000                            ***
          July - September 2000                        ***
          October - December 2000                      ***
          January - March 2001                         ***
          April - June 2001                            ***



                                      -3-

*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.